 EXHIBIT 99.1

Twin Vee Powercats Co. Reports a 18% Increase in Revenue for the Six Months Ended June 30, 2023

FORT PIERCE, FL / ACCESSWIRE / August 14, 2023 – Twin Vee PowerCats Co. (Nasdaq: VEEE) (“Twin Vee” or the “Company”), a designer, manufacturer and distributor of recreational and commercial power boats, today reported operational highlights and financial results for the three and six months ended June 30, 2023.

We are pleased to report an 18% increase in net revenue for the six months ended June 30, 2023, to $17,000,000 compared to $14,400,000 in the same period in 2022. We had a net loss of $234,000 for our gas powered boats segment for the six months ended June 30, 2023 compared to net loss of $554,000 for the same period in 2022. The total net loss attributed to stockholders of Twin Vee of $2.5 million for the six months ended June 30, 2023, is a direct reflection of Twin Vee’s majority ownership in Forza X1, Inc. (Nasdaq: FRZA), the electric boat company in which we own a majority stake, and Twin Vee’s requirement to file consolidated financial statements in accordance with GAAP accounting. Twin Vee, net of Forza X1, had cash, cash equivalents, restricted cash and marketable securities of approximately $11,437,000 as of June 30, 2023.

The general economic landscape, including rising interest rates, continues to have a direct effect on consumers purchasing boats and recreational vehicles. While we have seen entry level buyers affected by higher interest rates, we are also seeing cash buyers and boat clubs maintaining a healthy demand for our boats. Due to the changing environment and consumer demands, we continue expanding our product offerings including the new Twin Vee 400 GFX and our 280 GFX dual console.

Our acquisition of the Iconic monohull brand AquaSport boats is off to a good start. While requiring cash outlay and startup expenses, the acquisition of AquaSport has allowed us to partner with over 10 new dealers with over 36 locations. We feel confident that our Aquasport mono-hull boat brand will continue our ability to scale our overall business and grow our brands while appealing to a broader market. The monohull market is extremely competitive, which we expect put downward pressure on our gross margins as we enter this market, which we saw in the second quarter. But it is also the largest market, and we believe that entering the market will propel Twin Vee to the next level, as we continue to watch market conditions, dealer inventory levels and economic indicators that might affect our business, we also streamline inventory levels and tighten production costs.

Six Months Ended 2023 Financial Highlights:

●	Revenue for the six months ended June 30, 2023, was approximately $17,002,000, representing an 18% increase compared to approximately $14,406,000 for the six months ended June 30, 2022.

●	Gross profit for the six months ended June 30, 2023, was approximately $5,482,000 compared to a gross profit of approximately $5,882,000 for the six months ended June 30, 2022.

●	Net loss from operations of the Company’s core business, gas-powered boats, was approximately $234,000 for the six months ended June 30, 2023.

●	Forza X1, the electric boat entity, in which the Company is a majority shareholder, incurred a net loss of approximately $3,489,000, for the six months ended June 30, 2023.

●	Fix My Boat, the Company’s franchise business, had a loss of approximately $10,000, for the six months ended June 30, 2023.

●	Twin Vee’s consolidated cash, cash equivalents, restricted cash and marketable securities were approximately $28,285,000 on June 30, 2023, compared to $9,859,000 on June 30, 2022.

●	Forza’s cash, cash equivalents, restricted cash and marketable securities were approximately $16,516,000 on June 30, 2023, compared to $258,000 on June 30, 2022.

●	Twin Vee’s, the core business, gas powered boats had cash, cash equivalents, restricted cash and marketable securities of approximately $11,437,000 on June 30, 2023, compared to $9,467,000 on June 30,2022.

●	Fix My Boat’s cash, cash equivalent, restricted cash and marketable securities were approximately $131,000 on June 30, 2023, compared to $134,000 on June 30, 2022.

●	Twin Vee’s consolidated total asset value was approximately $45,582,000 on June 30, 2023. Forza’s total asset value was approximately $18,322,000 on June 30, 2023. Twin Vee’s, the core business, gas powered boats had a total asset value of approximately $27,129,000 on June 30, 2023. Fix My Boat’s total asset value was approximately $131,000.

●	The Company’s core business, gas powered boats, increased its total asset value by approximately $3,251,000, for the six months ended June 30, 2023, compared to December 31, 2022.

●	Forza’s total asset value increased by approximately $4,100,000, for the six months ended June 30, 2023, compared to December 31, 2022.

Conference Call

Joseph Visconti, CEO and President will hold a conference call today, Monday, August 14, 2023, at 10:00 a.m. (Eastern). To listen to the conference call, interested parties should dial-in 1-877-407-3982 and use Conference ID 13738651. All callers should dial in approximately 10 minutes prior to the scheduled start time and ask to be joined into the Twin Vee conference call.

The conference call will also be available through a live audio webcast that can be accessed at the LINK HERE.

The Company’s complete financial statements are being filed today with the Securities and Exchange Commission and can be accessed via https://ir.twinvee.com/sec-filings.

About Twin Vee PowerCats Co.

Twin Vee is a designer, manufacturer, distributer, and marketer of power sport catamaran boats. The Company is located in Fort Pierce, Florida and has been building and selling boats for nearly 30 years. Learn more at twinvee.com. Twin Vee is one of the most recognizable brand names in the catamaran sport boat category and is known as the “Best Riding Boats on the Water™”.

Forward Looking Statements

This press release contains certain forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are identified by the use of the words “could,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “may,” “continue,” “predict,” “potential,” “project” and similar expressions that are intended to identify forward-looking statements and include statements regarding the. general economic landscape including rising interest rates continuing to have a direct effect on consumers purchasing boats and recreational vehicles, continuing expanding the Company’s product offerings, the Company’s Aquasport mono-hull boat brand continuing the Company’s ability to scale its overall business and grow its brands while appealing to a broader market, entering the monohull market propelling Twin Vee to the next level, entering the monohull market putting downward pressure on the Company’s gross margins, and streamlining inventory levels and tightening production costs.

These forward-looking statements are based on management’s expectations and assumptions as of the date of this press release and are subject to a number of risks and uncertainties, many of which are difficult to predict, that could cause actual results to differ materially from current expectations and assumptions from those set forth or implied by any forward-looking statements. Important factors that could cause actual results to differ materially from current expectations include, among others, the Company’s ability to continue to streamline inventory levels and tighten production costs, the Company’s ability to scale its overall business and grow its brands and product offerings, the Company’s ability to successfully enter the monohull market and the risk factors described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, and the Company’s subsequent filings with the SEC, including subsequent periodic reports on Forms 10-Q and 8-K. The information in this release is provided only as of the date of this release, and the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, after the date on which the statements are made or to reflect the occurrence of unanticipated events, except as required by law.

CONTACT:

Glenn Sonoda
investor@twinvee.com

SOURCE: Twin Vee PowerCats Co.

(Tables Follow)

	June 30,	December 31,
	2023	2022	Change	% Change
Cash, cash equivalents and restricted cash	$26,337,127	$23,501,007	$2,836,120	12.1%
Marketable securities	$1,947,397	$2,927,518	$(980,121)	(33.5%)
Current assets	$33,938,100	$29,887,529	$4,050,571	13.6%
Current liabilities	$4,511,968	$3,791,063	$720,905	19.0%
Working capital	$29,426,132	$26,096,466	$3,329,666	12.8%

	June 30,	December 31,
Balance Sheet Data:	2023	2022	Change	% Change
Cash	$26,337,127	$23,501,007	$2,836,120	12%
Total assets	$45,582,480	$38,231,480	$7,351,000	19%
Total liabilities	$8,391,922	$5,210,591	$3,181,331	61%
Stockholder's equity	$37,190,558	$28,435,734	$(8,754,824)	346%

	Three Months Ended
	June 30,
	2023	2022	Change	% Change
Net sales	$8,124,632	$8,519,613	$(394,981)	(5%)
Cost of products sold	$5,864,170	$5,072,401	$791,769	16%
Gross profit	$2,260,462	$3,447,212	$(1,186,750)	(34%)
Operating expenses	$5,304,689	$3,919,191	$1,385,498	35%
Loss from Operations	$(3,044,227)	$(471,979)	$(2,572,248)	545%
Other income (expense)	$1,140,484	$(66,803)	$1,207,287	(1,807%)
Net loss	$(1,903,743)	$(538,782)	$(1,364,961)	253%
Basic and dilutive income pershare of common stock	$(0.14)	$(0.08)	$(0.06)	82%
Weighted average number of common shares outstanding: Basic and diluted	9,520,000	7,000,000

	Six months ended
	June 30,
	2023	2022	Change	% Change
Net sales	$17,001,847	$14,405,613	$2,596,234	18%
Cost of products sold	$11,519,555	$8,524,047	$2,995,508	35%
Gross profit	$5,482,292	$5,881,566	$(399,274)	(7%)
Operating expenses	$10,896,042	$7,401,698	$3,494,344	47%
Loss from operations	$(5,413,750)	$(1,520,132)	$(3,893,618)	256%
Other income (expense)	$1,681,542	$(209,967)	$1,891,509	(901%)
Net loss	$(3,732,208)	$(1,730,099)	$(2,002,109)	116%
Basic and dilutive income per share of common stock	$(0.26)	$(0.25)	$(0.02)	6%
Weighted average number of shares of common stock outstanding	9,520,000	7,000,000

	Six months ended
	June 30,
	2023	2022	Change	% Change
Cash used in operating activities	$(3,430,097)	$(1,196,245)	$(2,233,852)	(187%)
Cash (used in) provided by investing activities	$(655,669)	$273,105	$928,774	(340%)
Cash provided by (used in) financing activities	$6,921,886	$(141,629)	$7,063,515	(4,987%)
Cash at end of period	$26,337,127	$5,910,533	$20,426,594	346%

The following table shows information by reportable segments for the three and six months ended June 30,2023 and 2022:

For the three months ended June 30, 2023

	Gas-Powered Boats	Franchise	Electric Boat and Development	Total
Net sales	$8,124,632	$—	$—	$8,124,632
Cost of products sold	5,823,374	—	40,796	5,864,170
Operating expense	3,725,689	278	1,578,722	5,304,689
Loss from operations	(1,424,431)	(278)	(1,619,518)	(3,044,227)
Other income (expense)	1,008,741	(4,122)	135,865	1,140,484
Net loss	$(415,690)	$(4,400)	$(1,483,653)	$(1,903,743)

For the three months ended June 30, 2022

	Gas-Powered Boats	Franchise	Electric Boat and Development	Total
Net sales	$8,519,613	$—	$—	$8,519,613
Cost of products sold	5,059,389	—	13,012	5,072,401
Operating expense	3,356,381	7,723	555,087	3,919,191
Income (loss) from operations	103,843	(7,723)	(568,099)	(471,979)
Other expense	(31,089)	(3,882)	(31,832)	(66,803)
Net income (loss)	$72,754	$(11,605)	$(599,931)	$(538,782)

For the six months ended June 30, 2023

	Gas-Powered Boats	Franchise	Electric Boat and Development	Total
Net sales	$17,001,847	$—	$—	$17,001,847
Cost of products sold	11,428,818	—	90,737	11,519,555
Operating expense	7,236,112	1,399	3,658,531	10,896,042
Loss from operations	(1,663,083)	(1,399)	(3,749,268)	(5,413,750)
Other income (expense)	1,429,242	(8,184)	260,484	1,681,542
Net loss	$(233,841)	$(9,583)	$(3,488,784)	$(3,732,208)

For the six months ended June 30, 2022

	Gas-Powered Boats	Franchise	Electric Boat and Development	Total
Net sales	$14,406,645	$(1,032)	$—	$14,405,613
Cost of products sold	8,498,930	1,027	24,090	8,524,047
Operating expense	6,309,997	33,978	1,057,723	7,401,698
Loss from operations	(402,282)	(36,037)	(1,081,813)	(1,520,132)
Other expense	(151,442)	(26,116)	(32,409)	(209,967)
Net loss	$(553,724)	$(62,153)	$(1,114,222)	$(1,730,099)

Non-GAAP Financial Measures

We have presented a supplemental non-GAAP financial measure in this earnings release. We believe that this supplemental information is useful to investors because it allows for an evaluation of the company with a focus on the performance of its core operations, including more meaningful comparisons of financial results to historical periods. Adjusted Net Loss is a non-GAAP financial measure which excludes certain non-cash expenses. Our executive management team uses these same non-GAAP measures internally to assess the ongoing performance of the Company. Adjusted Net (Loss) is not intended to be substitutes for any GAAP financial measures, and, as calculated, may not be comparable to other similarly titled measures of performance of other companies in other industries or within the same industry.

Below is a reconciliation of Adjusted Net loss to GAAP net loss for the three and six months ended June 30, 2023 and 2022:

	Three Months Ended
	June 30,
	2023	2022
Net sales	$8,124,632	$8,519,613
Cost of products sold	$5,864,170	$5,072,401
Gross profit	$2,260,462	$3,447,212
Operating expenses	$5,304,689	$3,919,191
Loss from operations	$(3,044,227)	$(471,979)
Other expense	$1,140,484	$(66,803)
Net loss	$(1,903,743)	$(538,782)
Basic and dilutive loss per share of common stock	$(0.14)	$(0.08)
Weighted average number of shares of common stock outstanding	9,520,000	7,000,000

	Adjusted Net Loss
	Three Months Ended
	June 30,
	2023	2022
Net loss	$(1,903,743)	$(538,782)
Stock based compensation	489,361	301,891
Loss on disposal of assets	—	31,582
Depreciation and amortization	284,564	119,817
Change of right-of-use asset and lease liabilities	118,506	96,541
Net change in marketable securities	4,957	27,038
Government grant income	(937,482)	—
Adjusted net loss	$(1,943,838)	$(689,341)

	Six Months Ended
	June 30,
	2023	2022
Net sales	$17,001,847	$14,405,613
Cost of products sold	$11,519,555	$8,524,047
Gross profit	$5,482,292	$5,881,566
Operating expenses	$10,896,042	$7,401,698
Loss from operations	$(5,413,750)	$(1,520,132)
Other expense	$1,681,542	$(209,967)
Net loss	$(3,732,208)	$(1,730,099)
Basic and dilutive loss per share of common stock	$(0.26)	$(0.25)
Weighted average number of shares of common stock outstanding	9,520,000	7,000,000

	Adjusted Net Loss
	Six Months Ended
	June 30,
	2023	2022
Net loss	$(3,732,208)	$(1,730,099)
Stock based compensation	972,325	526,723
Loss on disposal of assets	—	49,990
Depreciation and amortization	502,840	199,909
Change of right-of-use asset and lease liabilities	236,712	189,647
Net change in marketable securities	(3,077)	112,576
Government grant income	(1,267,055)	—
Adjusted net loss	$(3,290,464)	$(651,254)

	Gas-Powered Boats		Fix My Boat		Electric Boat and Development
	Three Months Ended		Three Months Ended		Three Months Ended
	June 30,		June 30,		June 30,
	2023	2022	2023	2022	2023	2022
Net (loss) income	$(415,690)	$72,754	$(4,400)	$(11,605)	$(1,483,653)	$(599,931)
Stock based compensation	147,544	301,891	—	—	341,817	—
Impairment loss	—	—	—	—	—	—
Loss on disposal of assets	—	—	—	—	—	—
Depreciation and amortization	236,334	108,758	—	—	48,230	3,208
Gain from government grant	—	—	—	—	—	—
Change of right-of-use asset and lease liabilities	96,884	96,541	—	—	21,622	—
Net change in marketable securities	4,957	27,038	—	—	—	—
Government grant income	(901,220)	—	—	—	—	—
Adjusted net (loss) income	$(831,191)	$606,982	$(4,400)	$(11,605)	$(1,071,984)	$(596,723)

	Gas-Powered Boats		Fix My Boat		Electric Boat and Development
	Six Months Ended		Six Months Ended		Six Months Ended
	June 30,		June 30,		June 30,
	2023	2022	2023	2022	2023	2022
Net loss	$(233,841)	$(553,724)	$(9,583)	$(62,153)	$(3,488,784)	$(1,114,222)
Stock based compensation	289,345	526,723	—	—	682,980	—
Impairment loss	—	—	—	—	—	—
Loss on disposal of assets	—	—	—	18,408	—	31,582
Depreciation and amortization	418,914	185,642	—	—	83,926	14,267
Gain from government grant	—	—	—	—	—	—
Change of right-of-use asset and lease liabilities	193,679	189,647	—	—	43,033	—
Net change in marketable securities	(3,077)	112,576	—	—	—	—
Government grant income	(1,230,793)	—	—	—	—	—
Adjusted net (loss) income	$(565,773)	$460,864	$(9,583)	$(43,745)	$(2,678,845)	$(1,068,373)